UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Date of Report (Date of earliest event reported)	March 17, 2016

The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2016 the Board of Directors (the “Board”) of   The First Bancshares, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”).  The change is outlined below.

Section 2.8, Proxies, was amended to provide for appointment of a proxy by electronic transmission, made in accordance with the Act.

The foregoing summary of the amendment contained within the Company’s Amended and Restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws, a copy of which is attached at Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
3.2	Bylaws of The First Bancshares, Inc. (Amended and Restated as of March 17, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date: March 18, 2016

/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO